                                                                  EXHIBIT 10.15


                                      LEASE

                          dated as of September __, 1997
                                     between
                            ROTTERDAM VENTURES, INC.
                            D/B/A GALESI ENTERPRISES

                                    as Lessor
                                       and

                             PETE'S BREWING COMPANY

                                    as Lessee




Affecting a portion of the premises commonly known 145 Huguenot Street New Rochelle, New York

                                TABLE OF CONTENTS


PARAGRAPH & TITLE                                                              PAGE
                                                                               ----
1.     TERM .................................................................... 4
1A.    OPTION TO RENEW ......................................................... 4
2.     RENTAL SCHEDULE ......................................................... 5
3.     USE OF PREMISES ......................................................... 5
4.     TAXES & ASSESSMENTS-UTILITY CHARGES & OPERATING SERVICES................. 6
5.     ELECTRICAL SYSTEM & SERVICE ............................................. 9
6.     HEATING, VENTILATING & AIR CONDITIONING SYSTEM & SERVICE................ 10
7.     INSURANCE - INDEMNITY ...................................................11
8.     PREPARATION OF THE LEASED PREMISES ......................................13
9.     OTHER LEASEHOLD IMPROVEMENTS BY LESSEE ..................................13
10.    OCCUPANCY/COMMENCEMENT DATE .............................................15
11.    MAINTENANCE AND REPAIRS .................................................15
12.    CLEANING/JANITORIAL SERVICES ............................................17
13.    DAMAGE TO OR DESTRUCTION OF LEASED PREMISES .............................17
14.    ACTION OF PUBLIC AUTHORITIES ............................................17
15.    DEFAULT .................................................................18
16.    ACCELERATION OF RENT UPON DEFAULT .......................................18
17.    SUBORDINATION ...........................................................19
18.    SUBLETTING AND ASSIGNMENT ...............................................19
19.    RECORDATION .............................................................20
20.    SURRENDERS AND WAIVERS ..................................................20
21.    NOTICE ..................................................................21
22.    BROKERAGE ...............................................................22
23.    ENTIRE AGGEEMENT ........................................................22

PARAGRAPH & TITLE                                                              PAGE
                                                                               ----
24.    CHANGES, MODIFICATIONS OR AMENDMENTS ................................... 22
25.    SEVERABILITY ........................................................... 22
26.    COVENANTS TO BIND RESPECTIVE PARTIES ................................... 22
27.    BUILDING NAME .......................................................... 22
28.    CERTIFICATE ............................................................ 22
29.    LESSEE'S REPRESENTATIONS ............................................... 22
30.    LESSEE'S REMEDIES ...................................................... 23
31.    SECURITY ............................................................... 23
32.    GOVERNING LAW .......................................................... 23
       EXHIBIT A - RENTAL SCHEDULE ............................................ 26
       EXHIBIT B - DRAWING .................................................... 27
       EXHIBIT C - WORK LETTER ................................................ 28
       EXHIBIT D - RULES AND REGULATIONS ...................................... 29
       EXHIBIT E - CLEANING/JANITORIAL SPECIFICATIONS ......................... 31

                                 LEASE AGREEMENT


        THIS LEASE AGREEMENT, made this   day of September, 1997 between
ROTTERDAM VENTURES, INC. D/B/A/ GALESI ENTERPRISES, having a place of business at 145 Huguenot Street, New Rochelle, New York 10801 (Lessor) and PETE'S BREWING COMPANY, a California corporation having its principal office at 514 High Street, Palo Alto, California 94301 (Lessee).

                               W I T N E S S E T H

        WHEREAS, Lessor is the owner of that certain tract of land with building and improvements thereon erected commonly known as 145 Huguenot Street (hereinafter referred to as the "Premises") New Rochelle, New York; and

        WHEREAS, Lessee desires to rent a portion of the Premises for the conduct-of its business;

        NOW THEREFORE, in consideration of the payment by Lessee of the rent hereinafter reserved and the mutual performance of the covenants and conditions hereinafter set forth, Lessor does hereby let and demise unto Lessee and Lessee does hereby take and hire from Lessor, a certain portion of the Lessor's premises (hereinafter referred to as the "Leased Premises"), located on the first floor of the Premises, Suite 101, comprising approximately 1,320 square feet of rentable space as more particularly described on Exhibit B attached hereto and made a part hereof. Lessor shall perform the construction required for the Leased Premises as set forth in Exhibit C.

1. TERM: This Lease Agreement is for a term of three (3) years, commencing on the later of September 1, 1997 or the date by which the Leased Premises are outfitted and ready for occupancy by Lessee (as defined in Paragraph 10 thereof) (the "Commencement Date") and expiring on August 31, 2000 unless renewed or shall end on such earlier date or be canceled or terminated pursuant to the provisions of this Lease Agreement or pursuant to law (the "Lease Term"). If the Commencement Date has not occurred for any reason whatsoever not related to the acts or omissions of Lessee, or any of its employees, contractors, agents or representatives, on or before December 1, 1997, then, in addition to Lessee's other rights or remedies, Lessee may terminate this Lease Agreement by written notice to Lessor given on or before December 10, 1997, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee.

1A. OPTION TO RENEW Lessee shall have the option to renew this Lease Agreement for three (3) years upon one hundred twenty (120) days prior written notice to Lessor provided that Lessee is not in default (beyond any applicable cure periods), under this Lease Agreement. During the renewal period all terms and conditions of this Lease Agreement shall remain in full force and effect except that the fixed rent shall be $23,760.00 per annum payable in equal monthly installments of $1,980.00.

2.      RENTAL SCHEDULE:

        A) The fixed rental for the Leased Premises is $21,120.00 per annum, payable in monthly installments, on the first day of each calendar month in increments of $1,760.00, for years one, two and three ; (the "Fixed Rent") all based on there being 1,320 square feet in the Leased Premises and subject to correction if there are fewer or greater square feet in the Leased Premises. These rates do not include electric, or air conditioning. The Lessee shall pay a late charge of two (2%) percent per month in the event any rental payment is made more than five (5) days after the first day of each month, of any installment of rental (Fixed minimum, or other as may be construed as rent) if said rental payment is made after its due date (the "Late Charge").

        B) The rentable area set forth above has been determined from the plans of the Leased Premises, If Lessee should expand its area of actual occupancy such that there should be any variance between said plans and the actual rentable area occupied by Lessee, then promptly upon notice by Lessor to Lessee of such variance, the parties shall enter into a recordable agreement to reflect such change and the Fixed Rent shall be adjusted in accordance therewith.

        C) The Lessor reserves the sole right upon ninety (90) days notice, to relocate the Lessee to other space in the Premises, which space shall be comparable in size, location and configuration to the presently Leased Premises and the decor of the "New" Premises shall be at least equal to or superior to the presently Leased Premises under this Lease Agreement. This request shall be in writing and does not require Lessee's written approval. All relocation costs, moving costs, remodeling, etc., shall be borne by the Lessor and all terms and covenants of this Lease Agreement shall remain unchanged and in full effect except as noted below. Lessor agrees to relocate Lessee after 5:00 p.m. on Friday and have Lessee open for business by 9:00 a.m. on Monday. Depending upon the term of the Lease Agreement, the parties reserve the right with mutual assent to enter renegotiation discussions regarding the Lease Term of the Lease Agreement.

        D) The monthly fixed rental payments shall be paid in advance, without notice, on or before the first day of each calendar month following the Commencement Date and each month thereafter during the term of this Lease Agreement or any renewal thereof Lessee covenants that the Fixed Rent shall be paid promptly to Lessor, at Lessee's option by mail or in person either at the offices of Lessor at 145 Huguenot Street, New Rochelle, New York or to such other person or at such other place as Lessor may designate, in lawful money of the United States, without notice, demand or abatement (except an abatement expressly provided for in this Lease Agreement) and without any setoff or deduction whatsoever. Lessee further covenants that any Additional Rent (as hereinafter defined) hereinafter provided for shall be paid to Lessor in the same manner and subject to the same conditions, covenants and requirements as provided for the payment of the Fixed Rent, on or before the first day of the first calendar month or within ten (10) day grace period following demand therefor (unless otherwise specifically provided in this Lease Agreement).

3 USE OF PREMISES: Lessee will use and occupy the Leased Premises as executive, office, conference center and general office activities for its lawful business purposes. Lessee will comply with any and all laws, ordinances rules, orders and regulations of any governmental authority which are applicable to the conduct of Lessee's business on the Leased Premises.

        The parties agree not to hinder the operational activities of either party within such common areas as the Plaza entrance and Lobby, elevators, fire access lanes, driveways, turn-around areas, parking, loading, unloading and shall mutually observe the restricted areas of either party or other tenants on the Premises.

        Notwithstanding the foregoing, Lessee shall not be required to comply with or cause the Leased Premises to comply with any laws, rules or regulations requiring alterations or improvements to the Leased Premises unless the compliance with any of the foregoing is necessitated solely due to Lessee's particular use of the Leased Premises.

4.      TAXES & ASSESSMENT - UTILITY CHARGES & OPERATING SERVICES:

        A) During the term of this Lease Agreement Lessee shall pay as Additional Rent (as hereinafter defined) its pro rata share of any real estate tax ("Tax") which is in excess of the real estate tax imposed or assessed on the same for the base tax year ("Additional Rent"). The base tax year shall be calendar year 1998.

               1) Lessee's share of any increased Tax shall be due and payable thirty (30) days after presentation of appropriate Tax statements showing that such Tax is due and substantiating Tax receipts by Lessor.

               2) The Lessee's proportionate share of any Tax increase shall be .48%. In the event that the amount of space rented by Lessee shall increase or decrease, the share of Tax paid by Lessee shall be proportionately increased or decreased.

               3) The terms "Tax" or "Taxes" shall mean the total of all real estate taxes and special assessments levied or imposed against the Premises, together with any franchise, income, profit or other tax, however designated, which is, due to a future change in the method of taxation, substituted in full or in part for or in lieu of such real estate tax but not including interest or penalties, including but not limited to any new tax of a nature not presently in effect but which may be hereinafter levied, assessed or imposed on the Lessor, or the Premises, if such Tax shall be based or arise out of the ownership, use or operation of the premises. Under no circumstances, however, shall "Tax" or "Taxes" include income tax or franchise tax due in respect of Lessor's business.

               4) Notwithstanding anything herein to the contrary, if any act of the Lessee results in the increase of real estate taxes payable by the Lessor, the full amount of such increase shall be charged to the Lessee and paid as Additional Rent hereunder.

        B) During the term of this Lease Agreement or any renewal or extension thereof, Lessee shall pay for the following utilities required for its operations:

                1) All telephone equipment, installation and usage to be billed direct to the account of the Lessee by the utility.

                2) Lessor shall cause hot and cold water for ordinary lavatory, cleaning, drinking and toilet facility purposes to be furnished at no expense to Lessee.

                3) Lessor shall provide Lessee with electric energy. Lessor shall install (at Lessor's own expense) an electric submeter coveting the Leased Premises and Lessee shall pay

                Lessor for Lessee's actual electrical usage based on the electric utility's actual charges to Lessor therefor. If a sub-meter is not possible, then the parties will enter into an agreement amending this Lease Agreement which will provide for Lessee to pay for electric energy on a rent inclusion basis with the Additional Rent inclusion factor being two ($2.00) dollars per square foot per annum and with electric energy charges to be adjusted by means of electrical survey and also to accommodate changes in utility charges.

        C) Lessee agrees to pay as Additional Rent .48% cost of any increases to the "Operating Costs" that may be incurred during every calendar year or part thereof during the term of this Lease Agreement which shall be in excess of the operating costs for the calendar year 1998 based on full occupancy of the Premises (hereinafter referred to as the "Operating Base Year"). In the event that the amount of space rented by Lessee shall increase or decrease, the share of maintenance costs paid by Lessee shall be proportionately increased or decreased. "Operating Costs" shall include Lessor's reasonable costs or contribution to costs incurred in good faith for:

                1) Wages and salaries paid by or contributed to by Lessor, and contract costs paid to independent contractors utilized by Lessor for the normal operation, maintenance and repair of the Premises, including Social Security taxes, Unemployment Insurance taxes, worker's compensation payments, payments required by any union rule or regulation, and other provisions imposed by law, together with any employee "fringe benefits" incurred by Lessor;

                2) Management charges provided same are not in excess of such charges customarily charged in similar buildings in Westchester County;

                3) Uniforms of employees specified in subparagraph (1) above and the cleaning and pressing thereof;

                4) Repairs to, replacement of and physical maintenance of the Premises and its equipment and appurtenances; and additions and improvements required by law; and the cost of supplies and equipment used in connection therewith; and the cost of painting in public and common areas;

                5) Premiums and other charges by Lessor with respect to insurance of all kinds for the Premises which are customarily maintained by lessors of similar buildings in the Westchester County which Lessor determines to be reasonably necessary at its sole discretion and which Lessor in good faith pays and incurs;

                6) Costs incurred for fuel or other energy for heating the premises and operating the air conditioning system, for electricity, steam, or other power required in connection with the operation of the Premises; it being understood that this shall not include costs for which Lessor is reimbursed by other tenants (including electric energy paid for by rent inclusion);

                7) Costs incurred in connection with inspection and servicing of the Premises, its appurtenances and equipment;

                8) Water and sewer charges, except as specified in Paragraph 4(B, 2) above;

                9) Any other tax or expense, direct or indirect, incurred by Lessor in connection with the operation, maintenance and repair of the Premises, its appurtenances and equipment.

                10) Attorneys' and auditing fees necessarily incurred in connection with the maintenance and operation of the Premises, and accounting fees incurred in connection with the preparation of Expense Control Statements (as hereinafter defined), as well as expenses incurred (including attorneys' fees) with respect to efforts to obtain a reduction in the annual assessed valuation of the Premises, but with attorneys' fees therefor not in excess of the amount of the resulting decrease in Taxes;

                11) Operating costs shall be "net" only, and for that purpose shall be deemed reduced by the amounts of any insurance reimbursement, other reimbursement, recoupment payment, discount, credit, reduction, allowance, or the like, received by Lessor in connection with such operating costs.

                12) Notwithstanding anything contained herein and without limiting the generality of the foregoing, the following costs shall not be including in operating costs:

                        a) The cost of painting, repainting, decorating or redecorating for any Lessee of the Premises or of providing for any such Lessee special cleaning services;

                        b) Any renting commissions or collection expense;

                        c) The cost of making any installations, changes or alterations for existing or incoming leases;

                        d) Expenditures for improvements and replacements which under generally accepted accounting principles and practice should be classified as capital expenditure except that there shall be included:

                                i) any capital expenditure for improvements the purpose of which is to realize savings of costs in the maintenance and operation of the Premises; such expenses shall be included in the operation costs, amortized on a straight line basis over the period of time reasonably anticipated to result in a saving in operating costs, equal to the amount of such expenditure; and

                                ii) periodic capital expenditures which under generally accepted accounting principles and practice are regarded as normal building operating expenses in major office buildings;

                                iii) if, by reason of installation of labor saving devices or otherwise, any items which are included in Lessor's Operating Base year shall be eliminated in any later year, then for the purpose of computing Operating Costs for such later year such items shall be deemed to be eliminated during the Operating Base Year.

                        (e) costs occasioned by casualty or by the exercise of the power of eminent domain.

                13) The Lessor's "Expense Control Statement" shall set forth the amount of the above items of operating costs for the Operating Base Year and for each year of increased costs and shall be in sufficient detail to substantiate the amount of the increase and the amount to be paid by Lessee. The Lessor or its Certified Public Accountants shall attest to the applicable increased costs and the increase to be paid by the Lessee. If Lessor shall not have delivered to Lessee the statement mentioned herein for any year, Lessee shall continue to pay Lessor the sums payable for the immediately preceding calendar year until the statement for the then current calendar year shall have been delivered, at which time the monthly payments by Lessee shall be adjusted retroactively. Lessor shall permit Lessee to audit and verify the same on reasonable request by Lessee, allow Lessee's representatives to examine the records and receipts pertaining to the costs referred to in the Expense Control Statement and shall confer with Lessee in an effort to in good faith resolve any disputes. Notwithstanding any other provision in this Lease Agreement, only one Expense Control Statement shall be issued in respect of any one year and it shall be issued within six (6) months after the end of the year to which it pertains.

                14) All such increased payments shall be prorated for any partial calendar years during the term of this Lease Agreement.

        D) The amounts due under Section 4, Paragraphs (A), (B), and (C) hereof shall be paid by Lessee and collectible as Additional Rent without setoff or deduction and shall be paid within thirty (30) days after written demand by Lessor accompanied by the documentation required by this Lease Agreement except that at Lessor's option, Lessee shall pay the Lessor, on demand, in advance, a sum equal to one-twelfth (1/12) of any amounts due by reason hereof multiplied by the number of months of the calendar year then elapsed, and one-twelfth (1/12) of such in respect of the then current month, and thereafter one-twelfth (1/1 2) in respect of each succeeding month in the applicable year on each monthly rent day, and Lessee shall be entitled to a credit for the amount so paid in advance against the escalation shown due at the end of each such year.

        E) Lessor's failure during the Lease Term to prepare and deliver any of the foregoing tax bills, statements or bills, or Lessor's failure to make a demand, shall not in any way result in or cause Lessor to forfeit or surrender its rights to collect any of the foregoing items of Additional Rent which may have become due during the term of this Lease Agreement.

        F) Lessee's liability for the amounts due under this Paragraph shall survive the expiration of the Lease Term. In no event shall any rent adjustment hereunder result in a decrease in the Fixed Annual Rent.


5.      ELECTRICAL SYSTEM & SERVICE:

        A) The Lessor shall provide to the Lessee the installed or connected electrical system and related equipment for the Leased Premises. Any relocation, addition or alteration of the system beyond the building standard, done at the request of Lessee after the Leased Premises are outfitted as provided by this Lease Agreement, shall be at the Lessee's expense.

        B) Lessor shall not be liable to Lessee at any time for any loss, damage, or expense resulting from any change in the quantity or character of the electrical service furnished to the Premises by the electric utility; by the cessation or interruption of the supply of current by the electric;

        nor shall any such loss, damage or expense, or non-suitability, non-availability, cessation or interruption in the supply of electric service or current by the electric utility in any way affect the tenancy or in any way relieve Lessee of any obligation arising under the terms of the Lease Agreement.

        C) In order that the personal safety and property of the occupants and owner of the Premises may not be imperiled by the over-taxing of the capacity of the existing electrical distribution system, Lessee agrees not to make any alterations or additions to the electrical equipment, appliances, fixtures or other machinery utilizing electric power (other than lamps, lighting, typewriters, word processing equipment, document reproduction equipment, telephone, facsimile and communications equipment, refrigerator, microwave, television and VCR, personal computers, IBM or similar computer equipment, and other normal or small office machines) without obtaining the prior written consent of Lessor in each instance. Lessor shall provide feeders and wiring necessary for Lessee's equipment as provided by this lease and Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of such existing feeders or any wiring installation in the Leased Premises.

        D) Replacement lamps/starters for all lighting fixtures shall be for the Lessor's account.


6.      HEATING, VENTILATING & AIR CONDITIONING SYSTEM & SERVICE:

        A) Lessor shall provide heating, air conditioning, and year round ventilating System into the interior areas, temperature conditions of 68 degrees F. dry bulb when the outside is 0 degrees F., and 75 degrees
        F. dry bulb when the outside temperature is 95 degrees F. Any change in location of diffusers or peripheral system units, control valves, thermostats and openings in the demising wall to the slave to allow for the transfer of return air within the plenum, done at the request of Lessee after the Leased Premises are outfitted as provided by this Lease Agreement, shall be for the account of the Lessee.

        B) Lessor shall provide the above levels of HVAC throughout the year, in accordance with the Regular Business Hours of the premises (which shall be Monday through Friday, 7: 00 a.m. to 6:00 p.m.). For any usage beyond the above time for HVAC equipment not included in Lessee's submeter, the Lessee shall compensate the Lessor for the actual cost of Lessee's actual usage at the Lessor's then current hourly rate; such charges to be billed by the Lessor and paid by Lessee monthly as Additional Rent. Lessee shall give notice prior to 4:00 p.m. in the case of service oil working days and prior to 4:00 p.m. on Fridays (or the preceding working day, in the case of holidays) in the case of such service on days other than working days.

        C) Lessee agrees to keep and cause to be kept closed all windows in the Leased Premises and to close the blinds when necessary because of the sun's position, and Lessee agrees at all times to cooperate fully with the Lessor's energy conservation measures and to abide by all reasonable regulations and requirements which lessor may prescribe for the proper functioning and protection of the HVAC system.

        D) Lessee agrees that in the event its occupancy level or electrical load or both shall exceed the design capacity, the cost to Lessor of providing the necessary additional HVAC capacity, including but not limited to any necessary equipment, duct work or the like together with the cost of operation thereof, shall be for the account of Lessee and shall be payable by Lessee to Lessor, based upon the capacity of such additional equipment or the cost of otherwise providing such additional capacity. Lessor shall furnish Lessee in writing with an estimate of the cost of any such additional HVAC equipment together with the additional monthly amount for operating any additional capacity, and shall receive Lessee's written approval thereof prior to providing such additional HVAC capacity.

        E) Lessor, through the term of this Lease Agreement, shall have free and unrestricted access to any and all HVAC equipment in the Leased Premises upon reasonable notice. Lessor reserves the right to interrupt, curtail, stop or suspend such HVAC equipment when necessary by reason of accident, or repairs, alterations or improvements that are in the judgment of Lessor to be desirable or necessary to be made. No diminution or abatement of rent or other compensation shall or will be claimed by Lessee, nor shall the Lease Agreement or any of the obligations of Lessee be affected or reduced by reason of interruption or curtailment of such HVAC, when such interruption or curtailment or stoppage or suspension shall be due to failure of electric power or accident, or to repairs, alterations or improvements that are in the reasonable judgment of Lessor desirable or necessary to be made, or to difficulty or inability in securing supplies or labor, or to strikes, or to any other cause beyond the reasonable control of Lessor, whether such other cause be similar or dissimilar to those herein before specifically mentioned.

        F) Lessor shall not be required to furnish, and Lessee shall not be entitled to receive, any HVAC service after regular business hours during any period wherein Lessee shall be in default beyond the applicable notice period in the payment of rent as specified in the Lease Agreement.

7.      INSURANCE - INDEMNITY:

        (A) Lessor shall procure and maintain property insurance covering the full insurable value of the Premises and all other insurance which it deems necessary for its protection against loss or damage to the Leased Premises or any other property of Lessor situated thereon.

        B) Nothing contained in this Lease Agreement shall be construed to require either party to repair, replace, reconstruct, or pay for any property of the other party which may be damaged or destroyed by fire, flood, windstorm, earthquake, strikes, riots, civil commotions, acts of public enemy, act of God, or other casualty, and each party hereby waives all claims against the other for all loss or damage arising out of perils normally insured against by standard fire and extended coverage insurance. Notwithstanding anything to the contrary in this Lease Agreement, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease Agreement, or which would normally be covered by all risk property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its reasonable good faith efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

        C) Neither party nor any agent or employee of either party shall be liable for:

                1) Loss of or damage to any property of the other party, or of any entity within the other party's control, or injury to any entity (if a person) within the other party's control, from any cause whatsoever, unless caused by or due to the party's gross negligence or willful misconduct;

                2) Any damage referred to in (1) above caused by other occupants or persons in the premises or by construction of any private, public or quasi-public work; or

                3)Any latent defect in the Leased Premises or the Premises and Lessee shall not be entitled to any compensation therefor or for abatement of Rent or to any release of any of Lessee's obligations under this Lease Agreement so long as such defect remains latent; nor shall the same constitute an eviction.

        D) Lessee and Lessor shall indemnify each other, defend and hold the other party harmless against and from all liability referred to in (a) above arising out of any action brought by any entity within the party's control, which, for purposes of this Paragraph, shall include the party's agents, employees, contractors and invitees.

        E) Lessee shall reimburse and compensate Lessor as Additional Rent, within five (5) days after rendition of a statement for all expenditures (except attorneys' fees) made by, or damages or fines sustained or incurred due to non-performance of or non-compliance with or breach by or failure to observe any term, covenant or condition of this Lease upon such party's part to be kept, observed, performed or complied with.

        F) Except to the extent of Lessor's gross negligence or willful misconduct, Lessee shall save Lessor harmless and indemnify it from and against all injury, loss, claims or damage (except attorneys' fees) to any person or property while on the Premises arising out of use or occupancy of the Leased Premises by the party or its employees, suppliers, contractors or agents and from and against all injury, loss, claim or damage to any person or property anywhere occasioned by any act, neglect or default of the party or its employees, suppliers, contractors or agents. Lessee covenants and agrees that during the term of this Lease Agreement it will provide and keep in force general public liability insurance protecting and indemnifying persons and property in or about the Leased Premises and in the Premises throughout and the connecting corridors thereof to the limit of not less than one million ($1,000,000.00) dollars in respect of any one occurrence and three million ($3,000,000.00) dollars for bodily injury or death to any number of persons in any one occurrence and to the limit of not less than one million ($1,000,000.00) dollars for property damage. Lessee shall provide, or cause to be provided, Worker's Compensation Insurance covering all persons employed in connection with the performance of work upon, in or about the Leased Premises and the Premises throughout and the connecting corridors thereof (exclusive of work being done by Lessee as provided by this Lease Agreement). All such insurance shall be effected in standard form under valid, enforceable policies issued by insurers of recognized responsibility and licensed to do business in the State of New York and shall, except in the case of Worker's Compensation Insurance, name Lessee as insured and include Lessor as additional insured. Certificates of such insurance shall be delivered to Lessor from time to time during the term of this Lease Agreement at least ten
        (10) days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such polices shall not be canceled except upon ten (10) days prior written notice to each named insured and (ii) the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the Leased Premises.

        G) If by reason of the negligence or willful misconduct of Lessee there shall be an increase in the insurance premiums applicable to the Premises. Lessee shall pay such increase or expense to the Lessor on the first day of the month immediately following the submission of a bill or statement by Lessor to the Lessee for the same.


8.      PREPARATION OF THE LEASED PREMISES:

        A) The Lessor shall provide and install in the Leased Premises those items as specified in Exhibit C (Work Letter) (the "Tenant Improvements").

        B) The Lessor's agreement to do the work in the Leased Premises as set forth in the "Work Letter" shall not require it to incur overtime costs and expenses and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of materials and supplies and for any other causes or events beyond Lessor's reasonable control. Lessor has made, and makes, no representation as to the date when the Leased Premises will be ready for Lessee's occupancy.

        C) The Tenant Improvements shall be constructed in accordance with applicable laws, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Lessee shall have the right to submit a written "punch list" to Lessor, setting forth any defective items of construction, and Lessor shall promptly cause such items to be corrected. Lessee's acceptance of the Leased Premises or submission of a "punch list" shall not be deemed a waiver of Lessee's right to have defects in the Tenant Improvements or the Leased Premises repaired at no cost to Lessee. Lessee shall give notice to Lessor whenever any such defect becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable.

9.      OTHER LEASEHOLD IMPROVEMENTS BY LESSEE:

        A) Lessee shall have the right, with the prior written consent of Lessor (except that decorative improvements including painting, wall coverings, carpeting and non-structural work shall require only prior notice to Lessor), and at Lessee's sole expense, to make alterations or improvements in or to the Leased Premises as it shall consider necessary or desirable for the conduct of its business, provided that all such work shall be done in a good and workmanlike manner, that the structural integrity of the Premises shall not be impaired, and no liens shall attach to the Leased Premises by reason thereof and provided also that all requirements of governmental authorities be complied with.

        B) With respect to other improvements by the Lessee requiring Lessor's written consent, Lessee shall prepare at its expense the outline drawings and specifications indicating the alterations, modifications or any other improvements to be made to the Leased Premises by the Lessee. All such plans shall conform to the conditions outlined herein and as may be reasonably established by Lessor.

        C) The Lessee shall submit the plans and specifications to the Lessor for review and approval prior to the start of any work. The Lessor's approval or conditioned acceptance of the improvements shall be within ten (10) days after receipt.

        D) With respect to other improvements by the Lessee requiring Lessor's written consent, the Lessee, at the expense of the Lessee, shall file the appropriate plan with the appropriate municipal building department and obtain approval and an occupancy or other permits for the Lessee. No work shall commence until the above approvals have been received.

        E) With respect to other improvements by the Lessee requiring Lessor's written consent, Lessee shall furnish a copy to Lessor of any construction contracts with contractors who will perform the Lessee's improvements to the Leased Premises. The Lessor shall have the right to inspect and to insure:

                1) That the work will be done in accordance with the approved plans and specifications and the consents, authorizations and licenses obtained:

                2) That the contractor or other persons performing the work and furnishing materials will look solely to Lessee for payment and will hold Lessor and the Leased Premises and the Premises containing the Leased Premises free from all liens and claims of all persons furnishing labor or materials therefor, or both;

                3) That qualified and skilled tradesmen only shall be used in the performance of Lessee's leasehold improvement.

                4) Any mechanic's lien filed against the Leased Premises or the Premises for work claimed to have been done or materials furnished to Lessee shall be discharged by Lessee, at its expense, within fifteen (15) days after notice from Lessor to such effect. For the purposes hereof, the bonding of such lien by a reputable casualty insurance company shall be deemed the equivalent of a discharge of such mechanic's lien. Should Lessee fail to comply with the provisions of this Paragraph, Lessor will procure the discharge of such mechanic's lien and charge the expense thereof (including attorneys' fees) to Lessee as Additional Rent.

                5) Contractors doing Lessee's work shall employ only such labor as will not result in jurisdictional disputes or strikes or otherwise cause labor discord with respect to the Premises.

        F) Lessee or its employees, suppliers, contractors or agents agree to indemnify and save Lessor harmless against any and all bills for labor performed and equipment, fixtures and materials installed on the Premises containing the same and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with the access to the Premises and to the Lessee's leasehold improvements in the Leased Premises. The cost of Lessee's leasehold improvements shall be paid for in cash or its equivalent, so that the leased premises and the Premises containing the same shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

        G) Except as hereinafter provided, upon the termination of this Lease Agreement, the improvements and any other alterations, additions or improvements (other than trade fixtures) shall, become the property of Lessor and shall be surrendered with the Leased Premises, and

        Lessee shall have no obligation to remove such alterations, additions or improvements. Notwithstanding the foregoing, Lessor, by written notice to Lessee within ten (10) days after the date on which Lessee provides Lessor notice of any alterations, additions, or improvements to be performed by Lessee, shall have the right to require Lessee to remove any such alterations, additions or improvements upon the termination of this Lease Agreement, and, any part of the Leased Premises affected by such removal shall be restored to its original condition, reasonable wear and tear, casualty, and hazardous substances not caused by Lessee excepted.

10.     OCCUPANCY/COMMENCEMENT DATE:

        A) In the event this Lease Agreement pertains to the initial occupancy by any Lessee of the Leased Premises, the Leased Premises shall be deemed ready for occupancy on the earliest date on which both of the following conditions have been met.

                1) The improvements described herein to be performed by Lessor have been substantially completed, including the erection and painting or covering (as required) of the walls, the installation of the doors and hardware and locks therefore, the installation of lighting, electrical outlets and switches such that they are operational, the installation of telephone outlets (but not of telephone equipment, provided reasonable notice has been given to Lessee such that the telephone equipment vendor could reasonably have installed such equipment) and the issuance of such governmental approvals as may be required for occupancy.

                2) Adequate means of access have been provided, and the use without material interference of the facilities necessary to Lessee's occupancy of the Leased Premises, including corridors, elevators, stairways, heating, ventilating, air conditioning, sanitary, water and electrical lighting and power facilities, are available to Lessee in accordance with Lessor's obligations under the Lease Agreement.

        B) Lessor shall give written notice to Lessee designating the Commencement Date for the term of the Lease Agreement in respect of the Leased Premises, which shall be not fewer than ten (10) business days notice.

11.     MAINTENANCE AND REPAIRS:

        A) Lessee shall keep the Leased Premises in good condition, reasonable wear and tear excepted, and shall, in the use and occupancy of the Leased Premises, conform to all laws, orders and regulations of the Federal, State and municipal governments, or any of their departments, and regulations of the New York Board of Fire Underwriters, applicable to the Premises. Notwithstanding the foregoing, Lessee shall not be required to comply with or cause the Leased Premises to comply with any laws, rules or regulations requiring alterations or improvements to the Leased Premises unless the compliance with any of the foregoing is necessitated solely due to Lessee's particular use of the Leased Premises. Lessee shall not be required to perform any maintenance, repairs or replacements necessitated by the negligence of Lessor, its servants, agents, or employees, or structural defects or deficiencies in any building, or by fire, or other casualty. Notwithstanding the foregoing, Lessor shall perform and construct, and Lessee shall have no responsibility to perform or construct, any repair, maintenance or improvements (i) for which Lessor has a right of reimbursement from others, (ii) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Leased Premises and the Premises and (iii) to any portion of the Premises outside of the demising walls of the Leased Premises. Notwithstanding the foregoing, Lessee shall pay for its share of the repairs described in subsections (ii)-(iii) to the extent such costs are properly included in Operating Costs.

        B) Except for such maintenance, repairs, and replacements as are required by (A) above to be made by Lessee, Lessor shall perform any and all structural alterations, maintenance, repairs and equipment replacements which may be necessary to maintain the Premises in good, safe and tenantable condition.

        C) Lessee shall permit the Lessor to erect, use and maintain pipes and conduits in and through the Leased Premises, provided the same are installed and concealed behind walls and ceiling of the Leased Premises and it does not result in any noticeable loss of Lessee's space. All work necessary in connection with the foregoing shall to the extent possible, be done outside of Lessee's regular business hours. The Lessor or its agents shall have the right to enter the Leased Premises to make such repairs or alterations as the Lessor reasonably deems desirable for the proper operation of the Premises and shall have the right to enter the Leased Premises at any time on reasonable advance notice to Lessee to examine them or when necessary for the protection of the Leased Premises or the Premises. The Lessor, provided it proceeds with due diligence, shall be allowed to take all material into and upon the Leased Premises that may be required for such repairs or in part and without any abatement or diminution of rent. In the making of such repairs or alterations, the Lessor, to the extent practicable and consistent with efficiency and economy, shall exercise reasonable diligence so as to minimize the disturbance of or interference with the business of Lessee. Nothing herein contained, however, shall be deemed or construed to impose upon the Lessor any obligation, responsibility or liability whatsoever for the care, supervision, or repair of the Premises or any part thereof, other than as herein provided. The Lessor shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Lessee, therefore, to change the arrangement or location of entrances or passageways, doors and doorways and corridors, stairs, toilets, or other public parts of the Premises, provided that no changes shall be made without Lessee's consent where such changes would adversely affect Lessee's ingress and egress to and from the Leased Premises from the street floor or from the lobby of the Premises or from the hallway or lobby of the Premises.

        D) Lessee shall at all times during the term of this Lease Agreement, and any extensions thereof, permit inspection of the Leased Premises during business hours, by the Lessor and its agents or representatives, or by or on behalf of prospective lessees. Except in the case of emergency, any such inspection will be done on at least twenty-four (24) hours' notice. Such inspection will be done in a manner so as not to unreasonably interfere with Lessee in the conduct of its business.

        E) Damages resulting from the negligence or willful misconduct of the Lessee or its employees, contractors, agents, licensees or invitee shall be repaired by the Lessee, if repaired by the Lessor, all costs shall be charged to the account of the Lessee.

        F) All repairs or replacements by Lessee or Lessor shall be of first quality and done in good and workmanlike manner. If Lessee is charged with making such repairs, restorations and replacements, the contractor chosen by Lessee to do such repairs, restorations or replacements shall be subject to Lessor's approval and further, if Lessee shall fail within fifteen (15) days' written request from Lessor to commence the making of such repairs, restorations and replacements and complete the work with reasonable diligence, they may be made and completed by Lessor but at the expense of Lessee.

12. CLEANING/JANITORIAL SEVICES: Lessor shall provide cleaning/janitorial services at its own expense, as outlined in Exhibit F.

13. DAMAGE TO OR DESTRUCTION OF LEASED PREMISES: If during the term of the lease, the Leased Premises are damaged by fire, flood, windstorm, strikes, riots, civil commotions, acts of God, or other casualty so that the same are rendered wholly unfit for occupancy, and if said Leased Premises cannot be repaired within one hundred twenty (120) days from the time of such damage, then this Lease Agreement, at the option of the Lessor or Lessee, may be terminated as of the date of such damage. In the event that the Lessor elects to terminate this Lease Agreement, the Lessee shall pay the rent apportioned to the time of damage and shall immediately as practicable surrender the Leased Premises to the Lessor who may enter upon and repossess the same and Lessee shall be relieved from any further liability hereunder. If the parties elect not to terminate the Lease Agreement or if any damage by any of the above casualties, rendering the Leased Premises wholly unfit, can be repaired within one hundred twenty (120) days thereafter, Lessor agrees to repair such damage promptly within such period and this Lease Agreement shall not be affected in any manner except that the Rent shall be suspended and shall not accrue from the date of such damage until such repairs have been completed. If said Leased Premises shall be so slightly damaged by any of the above casualties as not to be rendered wholly unfit for occupancy, Lessor shall repair the Leased Premises promptly and to Lessee's satisfaction and during the period from the date of such damage until the repairs are completed the Rent shall be apportioned so that the Lessee shall pay as rent an amount which bears the same ratio to the entire monthly rent as the portion of the Leased Premises which Lessee is able to occupy without disturbance during such period bears to the entire Leased Premises. If the damage by any of the above casualties is so slight that Lessee is not disturbed in its possession and enjoyment of the Leased Premises, then Lessor shall repair the same promptly and in that case the rent accrued or accruing shall not abate.

Notwithstanding, anything herein contained to the contrary, if the cost of repair or restoration exceeds thirty (30%) percent of the replacement value, less foundation, of the Premises, then Lessor shall have the option, exercisable on written notice to Lessee within sixty (60) days of such damage, not to repair and restore the Premises in which event this Lease Agreement shall terminate as of the date of the damage.

Lessee hereby expressly waives the provisions of Section 227 of the Real Property Law or any other law or statute hereafter enacted of similar import and agrees that the foregoing provisions of this Paragraph shall govern and control in lieu thereof.

14. ACTION OF PUBLIC AUTHORITIES: In the event that any exercise of the power of eminent domain by any governmental authority, Federal, State, County, or municipal, or by any other party vested by law with such power shall at any time materially affect Lessee's use and enjoyment of the Leased Premises by Lessee for the purposes set forth in Paragraph 3, Lessor and Lessee shall each have the right thereupon to terminate this Lease Agreement. In the event of the termination of this Lease Agreement in accordance with the provisions of this Paragraph 14, the Fixed Rent and the Additional Rent shall be apportioned and prorated accordingly. Lessee shall not be entitled to claim or receive any part of any award in any condemnation proceeding or as result of such condemnation or taking, or to any damages against Lessor whether the same be for the value of the unexpired term of this Lease Agreement or otherwise. Nothing herein contained, however, shall be deemed to preclude Lessee from making any claim against the condemnor for the value of any of Lessee's fixtures or improvements or for Lessee's moving expenses provided the award for such claim or claims is not in diminution of the award made to the Lessor (who shall not claim such items as his own).

15. DEFAULT: If Lessee shall fail to pay any Fixed or Additional Rent to Lessor when the same is due and payable under the terms of this Lease Agreement and such default shall continue for a period of ten (10) days after written notice thereof has been given to Lessee By Lessor, or if the Lessee shall materially fail to perform any of the covenants or conditions hereof or any other duty or obligation imposed upon it by this Lease Agreement and such default shall continue for a period of thirty (30) days after written notice thereof has been given to Lessee by Lessor, or if the Lessee shall be adjudged bankrupt, either voluntarily or involuntarily, or shall make a general assignment for the benefit of its creditors, or a receiver of any property of Lessee in or upon the Leased Premises be appointed in any action, suit, or proceeding by or against Lessee and such appointment shall not be vacated or annulled within sixty (60) days, or if Lessee enters into any type of reorganization under the United States Bankruptcy Act, as the same may from time to time be amended, or if the interest of Lessee in the Leased Premises shall be sold under execution of other legal process, then and in any such events Lessor, in its sole discretion, may at any time thereafter terminate this lease and the term thereof upon giving to the Lessee five (5) days notice in writing of its intention to do so and upon the giving of such notice, this Lease Agreement and the term thereof shall terminate, and Lessor shall again have, repossess and enjoy the same as if this Lease Agreement had not been made, and thereupon this Lease Agreement shall terminate without prejudice, however, to the right of Lessor to recover from Lessee all rent due and unpaid up to the time of such re-entry together with all damages and expenses, including attorneys' fees, incurred by Lessor due to Lessee's default. In the event of any such default and re-entry, Lessor shall have the right, but not the obligation to relet the Leased Premises for the remainder of the then existing term whether such term be the initial term of this Lease Agreement or any renewed or extended term, for the highest rent then obtainable, and to recover from Lessee, as damages, the difference between the rent reserved by this Lease Agreement and the amount obtained through such reletting, less the costs and expenses reasonably incurred by Lessor in such reletting (including reasonable attorneys' fees). In the event that the amount obtained through such reletting, less the reasonable costs and expenses thereof, including reasonable attorney's fees, shall exceed the rent herein reserved, Lessee shall have no right to such excess. Any such notice shall specifically refer to this Paragraph 15 and shall specify the default claimed.

Lessor's remedies as specified in this Lease Agreement are cumulative and are not intended to preclude any other remedies or means of redress to which Lessor may lawfully be entitled at any time, and Lessor may invoke any remedy allowed at law or in equity as if specified remedies were not provided for in this Lease Agreement.

16. ACCELERATIQN OF RENT UPON DEFAULT: It is hereby mutually agreed, that not withstanding anything to the contrary herein contained, the said Leased Premises are demised for rental of $63,360.00 for the entire said term of three (3) years payable at the time of the making of this Lease Agreement, and that the provisions therein contained for the payment of said Rent in installments are for the convenience of Lessee only, and that, upon default in payment of the rent in installments, as herein allowed for more than thirty (30) days, then the whole of the Rent hereby reserved for the whole of the said Lease Term and then remaining unpaid shall at once become due and payable, without notice or demand.

17. SUBORDINATION: A) This Lease Agreement is subject and subordinate to any mortgages now or hereafter affecting or covering the Leased Premises and all or any part of the Premises, and to any and all renewals, modifications, consolidations, replacements and extensions of such leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Lessee agrees to execute any instrument which may be deemed necessary or desirable by Lessor and reasonably acceptable to Lessee to effectuate the subordination of this Lease Agreement to any such mortgage.

        B) Lessee shall attorn to and recognize a successor Lessor, whether through possession or foreclosure action or sale, as Lessee's landlord under this Lease Agreement and shall promptly execute and deliver any instrument, reasonably acceptable to Lessee, that such successor Lessor may reasonably request to evidence such "non-disturbance agreement" under which Lessee's use and occupancy of the Leased Premises and Lessee's rights under this Lease Agreement will not be disturbed so long as Lessee observes and performs the terms and conditions on Lessee's part to be performed under this Lease Agreement.

18.  SUBLETTING AND ASSIGNMENT:

     A) Lessee shall not have the right to sublet or assign the Leased Premises except on the following terms and conditions:

                1) Such subletting or assignment shall not relieve the Lessee from its duty to perform fully all of the agreements, covenants and conditions set forth in this Lease Agreement or any Guarantor from the obligations of any Guaranty executed and delivered in connection with this Lease Agreement.

                2) The Lessee shall first obtain the Lessor's written consent to the subletting or assignment in each instance.

                3) The Lessee shall provide the name of the proposed sublessee or assignee, the terms and conditions of the proposed subletting or assignment, the nature and character of the businness of the proposed sublessee or assignee, and the banking, financial and other credit information relating to the proposed sublessee reasonably sufficient to enable Lessor to determine the financial responsibility of said proposed sublessee or assignee.

                4) Upon the receipt of such request from Lessee, Lessor shall have an option, to be exercised in writing within forty-five
                (45) days thereafter, to terminate this Lease Agreement effective on a date set forth in Lessor's notice of termination, which shall not be less than thirty (30) days nor more than one hundred twenty (120) days following the service upon Lessee of Lessor's notice of termination (the "Termination Date").

                5) In the event Lessor shall exercise such option to terminate this Lease Agreement, this Lease Agreement shall expire on the Termination Date as if that date had been originally fixed as the expiration date of the term herein granted and Lessee shall surrender possession of the entire Leased Premises on the Termination Date in accordance with the provisions of this Lease Agreement.

        B) If Lessor shall not exercise its option within the period aforesaid, then Lessor's consent to such request shall not be unreasonably withheld but will be given only in the following conditions acknowledged by Lessee to be reasonable and proper:

                1) That the subletting or assignment is for part of or the entire Leased Premises only;

                2) That the subletting or assignment shall be to a sublessee whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the Premises by other lessees and whose occupancy will not be more objectionable or more hazardous than that of Lessee herein. In no event shall any subletting or assignment be permitted to a school of any kind or an employment or placement agency; or governmental or quasi-governmental agency;

                3) That the subletting or assignment shall not be to any lessee, sublessee or assignee of any leased space in the Premises of which the Leased Premises form a part;

                4) That the subletting or assignment shall not be advertised at a lower rental rate than that being charged by Lessor at the time for similar space in the Premises;

                5) That the sublease or assignment will expressly prohibit assignment of the Lease Agreement or further subletting by the sublessee without Lessor's written consent.

                6) If this Lease Agreement shall be assigned, or if the Leased Premises or any part thereof, be sublet or occupied by any person or persons other than Lessee, Lessor may, after default by Lessee, collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of Rent shall be deemed a waiver of the covenants contained in this Lease Agreement, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant or a release of Lessee from the full performance by Lessee of all of the terms, conditions and covenants of this Lease Agreement.

        C) Notwithstanding the foregoing, Lessee may, without Lessor's prior written consent, but with at least ten (10) days prior written notice and without being subject to Lessor's termination rights under subsections 18(A)(4) and 18(A)(5) of this Lease Agreement, sublet the Leased Premises or assign this Lease Agreement to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee, (ii) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or governmental action, or (iii) a purchaser of substantially all of Lessee's assets. A sale or transfer of Lessee's capital stock shall not be deemed an assignment, subletting or any other transfer of the Lease Agreement or the Leased Premises.

19. RECORDATION: Lessee and Lessor agree that they will not record this Lease Agreement nor any memorandum thereof

20. SURRENDERS AND WAIVERS: When this Lease Agreement shall terminate in accordance with the terms thereof, Lessee shall quietly and peaceably deliver up possession to Lessor without notice from Lessor other than as may be specifically required by any provision of this Lease Agreement. Lessee expressly waives the benefit of all laws now or hereafter in force requiring notice from Lessor with respect to termination. Lessee shall deliver up possession of the Leased Premises in as good order, repair, and condition as the same are in at the beginning of the term of this lease Agreement except for reasonable wear and tear, casualty, condemnation and hazardous substances not caused by Lessee. The cost of repairing any damage to the Leased Premises arising from the removal of Lessee's property, shall be paid by Lessee. Lessee's obligation to observe or perform this provision shall survive the expiration or other termination of the term of this Lease Agreement. All property of Lessee not removed by it shall be deemed abandoned.

The Lessee, for itself and on behalf of any person claiming through or under it, including creditors of all kinds, does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future law to redeem the Leased Premises or to have a continuance of this Lease Agreement for the Lease Term thereof after being dispossessed or ejected therefrom by process of law or under the provisions of this Lease Agreement or after any termination of this lease as herein provided. Lessee also waives the provisions of any law relating to notice or delay in levy of execution in case of an eviction or dispossession of Lessee for non-payment of rental or of any other law of like import now or hereafter in effect.

Lessee shall not interpose any counterclaim or claim of set-off of any nature or description whatsoever, except for any mandatory counterclaims in any action or summary proceeding for the non-payment of the Fixed Rent or Additional Rent.

Except for an action, proceeding or counterclaim brought by either Lessor or Lessee against the other for personal injury or property damage, Lessor and Lessee hereby waive trial by jury in any action or proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Lessor and Lessee, or Lessee's use or occupancy of the Leased Premises, including any emergency or other statutory remedy with respect thereto.

21. NOTICE: All notices of any nature referred to in this Lease Agreement shall be in writing and shall be deemed to have been given (i) when presented personally, (ii) three (3) business days after being deposited in a regularly maintained receptacle for the United States Postal Services, postage prepaid, registered or certified, return receipt requested or (iii) the next business day after delivery by any reputable overnight delivery service (ie., Federal Express, Airborne, etc.) to the respective addresses set forth below or to such other address as the respective parties hereto may designate in writing:

To the Lessor:

               Rotterdam Ventures, Inc. d/b/a Galesi Enterprises c/o Galesi Management Corporation
               100 State Street
               Albany, New York, 12207

With a copy to:

               Rotterdam Ventures, Inc.
               Rotterdam Industrial Park, Building 6
               Schenectady, New York 12306
               Attn: General Counsel

or to such other address as Lessor may hereafter designate by notice to Lessee.

To the Lessee:

               Pete's Brewing Company
               514 High Street
               Palo Alto, California 94301
               Attn: Human Resources



or to such other address as Lessee may hereafter designate by notice to Lessor.

22. BROKERAGE: Lessee hereby warrants and represents that Quadrelle Realty and Newmark Real Estate Company are the sole brokers concerned with this Lease Agreement. Lessor agrees that it will pay the commission of said brokers in accordance with separate agreements. Lessee shall indemnify and hold Lessor harmless against and from any and all claims for any brokerage commissions or other loss, damages, costs, expenses and liabilities, including, without limitation, attorneys' fees arising out of any misrepresentation or alleged misrepresentation of the foregoing representation.

23. ENTIRE AGREEMENT: The whole and entire agreement of the parties is set forth in this Lease Agreement and the parties are not bound by any agreements, understandings or conditions otherwise than as expressly set forth and stipulated hereunder.

24. CHANGES, MODIFICATIONS OR AMENDMENTS: This Lease Agreement may not be changed, modified, discharged or terminated orally or in any other manner than by an agreement signed by the parties hereto or their respective successors and assigns.

25. SEVERABILITY. If any provision of this Lease Agreement or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Lease Agreement, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease Agreement shall be valid and enforceable to the fullest extent permitted by law.

26. COVENANTS TO BIND RESPECTIVE PARTIES: The covenants, agreements, conditions and provisions of this Lease Agreement shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, distributors, executors, administrators, successors and permitted assigns, except that no assignment or subletting in violation of the provisions of Paragraph 18 shall operate to vest any rights in any successor assignee or subtenant.

27. BUILDING NAME: The Lessor, for itself and its successors and assigns reserves the right to change the name of the Premises, now generally known as 145 Huguenot Street, or the address of the Premises or to designate additional addresses therefore, on Notice to Lessee. Lessee shall not use such name, or any similar name, on its letterhead or any advertising material.

28. CERTIFICATE: Lessee and Lessor agree, at any time and from time to time, upon not less than ten (10) days prior request by one party to the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease Agreement is unmodified and is in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the commencement date of this Lease Agreement, of any other existing status of the Lease Agreement, and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by a prospective purchaser or mortgagee of the Leased Premises.

29. LESSEES REPRESENTATIONS: Lessee represents to Lessor that it has made a thorough examination and inspection of the Leased Premises and is familiar with the condition of every part thereof. Lessee agrees that it enters into this Lease Agreement without any representations or warranties by Lessor or any of its agents, representatives, employees or servants or by any other person as to the condition of the Leased Premises, and Lessee agrees to accept the Leased Premises on the commencement date "as is" in its then condition, without any alterations, improvements, repairs or decorations to be made by Lessor, except as hereinabove otherwise provided.

30. LESSE'S REMEDIES: Lessee shall look only to Lessor's estate and property in the Premises of which the Leased Premises are a part (or the proceeds thereof) for the satisfaction of Lessee's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor in the event of any default by Lessor hereunder, and no other property or assets of Lessor or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease Agreement, the relationship of Lessor and Lessee hereunder or Lessee's use and occupancy of the Leased Premises.

31. SECURITY: Lessee has deposited with Lessor the sum of $3,520.00 as security for the full and faithful performance and observance by Lessee of Lessee's obligations under this Lease Agreement upon execution of said Lease Agreement, beyond any applicable notice and cure periods. If Lessee defaults in the full and prompt payment and performance of any of Lessee's obligations under this Lease Agreement including, without limitation, the payment of Fixed Rent and Additional Rent, Lessor may use or apply the whole or any part of the security so deposited to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Lessee is in default, beyond any applicable notice and cure periods or for any sum which Lessor may expend or may be required to expend by reason of Lessee's defaults, beyond any applicable notice and cure periods. If Lessor shall so use or apply the whole or any part of the security, Lessee shall, upon demand, immediately deposit with Lessor a sum equal to the amount so used, or applied as security aforesaid. If Lessee shall fully and faithfully comply with all of Lessee's obligations under this lease, the security or any balance thereof shall be returned to Lessee upon the termination of the lease and after delivery to the Lessor of entire possession of the Leased Premises. In the event of any sale of Lessor's interest in the Premises, Lessor shall have the right to transfer the security to the vendee and Lessor shall thereupon be released by Lessee from all liability for the return of such security. The security deposit shall be deposited by Lessor in an interest bearing account and interest earned by the security deposit is for the account of the Lessee.

32. GOVERNING LAW: The terms and conditions of this lease shall be construed and interpreted under the laws of the State of New York.

        IN WITNESS WHEREOF, the undersigned have executed this Lease Agreement as of the date first above written.

                                     ROTTERDAM VENTURES, INC.
                                     d/b/a GALESI ENTERPRISES
                                     LESSOR

                                     BY:___________________________
                                     Name:_________________________
                                     Title:________________________




                                     PETE'S BREWING COMPANY
                                     LESSEE
                                     BY:/s/ JEFFREY A. ATKINS
                                        ---------------------------
                                     Name:Jeffrey A. Atkins
                                        ---------------------------
                                     Title:CEO
                                        ---------------------------

                                ACKNOWLEDGEMENTS

STATE OF NEW YORK  )
                   )  SS.:
COUNTY OF          )


        On this _____ day of ________, 1997, before me personally came _____________________, to me known, and known to me to be the
______________________ of Rotterdam Ventures, Inc., the corporation described in and which executed the within instrument, who being by me duly sworn did depose and say that the said ______________________ resides at __________________, and the he/she signed his/her name thereto by order of the Board of Directors of said corporation.


                                  -------------------------------
                                  Notary Public



STATE OF NEW YORK  )
                   )  SS.:
COUNTY OF          )


        On this ____ day of ________________, 1997, before me personally came _________________________, to me known, and known to me to be the
_____________________ of _______________________, the ___________________
described in and which executed the within instrument, who being by me duly sworn did depose and say that the said ___________________ resides at ______________________, and the he/she signed his/her name thereto by order of the _________________________ of said _______________________.


                                  -------------------------------
                                  Notary Public

                           EXHIBIT A - RENTAL SCHEDULE


1320 square feet - 145 Huguenot Street

Tenant:                        Pete's Brewing Company

Contact:                       Bill Brennen

Lease Term:                    Three (3) Years

Lease Rates:                   Year 1-3  $16.00 per square foot
                                         $2.00 per square foot per year
                                         electrical

for
Parking: One (1) permanent on-site space and One (1) temporary on-site space. Lessor may terminate the temporary on-site space upon sixty (60) days notice to Lessee.


PREPARED July 25,1997

                               EXHIBIT B - DRAWING



                                  [FLOOR PLAN]

                             EXHIBIT C - WORK LETTER



                                   WORK LETTER
                               145 Huguenot Street
                          New Rochelle, New York, 10801


1 Lessor will install interior wall partitions (5/8 inch sheetrock) as per drawing.

2. Lessor will paint entire Leased Premises two (2) coats, eggshell finish. Color to be chosen by Lessee.

3 Lessor will carpet entire Leased Premises with 20 oz. level loop carpeting. Color to be chosen by Lessee.

4.      Lessor will replace any discolored or broken ceiling tiles.

5.      Lessor will replace all burnt out bulbs.

6.      Lessor will change all locks.

                                   EXHIBIT D
                             RULES AND REGULATIONS


        1. The sidewalks, entrances, passages, courts or halls shall not be obstructed by Lessee or used for any purpose other than ingress and egress to and from the demised premises. Nothing shall be thrown out of windows or doors or down passages of Premises.

        2. Movement of goods in or out of the Premises shall only be effected through the rear entrance. No hand trucks, carts, etc., shall be used in the Premises unless equipped with rubber tires and side guards.

        3. The skylights, windows, and doors that reflect or admit light and air into the halls, or other public places in the Premises shall not be covered or obstructed by Lessee, nor shall anything be placed on the window sills.

        4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose employees, agents, visitors or licensees, shall have caused the same.

        5. No Lessee shall make, paint, drill into, or in any way deface any part of the demised premises or the Premises of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Lessor, and as the Lessor may direct.

        6. No Lessee shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring premises or buildings.

        7. No Lessee or any of Lessee's employees, agents or visitors or licensees, shall bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, other than those used in the normal course of business, or allow any unusual or objectionable odors to be produced upon the demised premises, or permit animals or birds to be brought or kept on the premises.

        8. No machine may be operated on the premises without the written consent of the Lessor, except for normal business machines. Machinery shall be placed in approved settings to absorb or prevent any noise or annoyance.

        9. No Lessee shall place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry, and all floor loads shall be evenly distributed. All removals or deliveries of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Lessor or Lessor's agent may determine from time to time, The Lessor reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight. The Lessor reserves the right to inspect all freight to be brought into the Premises and to exclude from the Premises all freight which violates any of the Rules and Regulations.

        l0. Canvassing, soliciting and peddling in the Premises are prohibited and each Lessee shall cooperate to prevent the same.

        11. No air conditioning unit or system, portable electric heater or similar apparatus shall be installed or used by any Lessee without the written consent of the Lessor.

        12. Unless specifically designated within the Premises by the Lessor, the Premises , Leased Premises and common areas have been designated by Lessor as non-smoking areas. No smoking will be permitted in the Premises , unless Lessor has designated a specific smoking area.

        13. Lessee shall not permit its employees, agents, visitors or licensees to loiter within the Premises or on the adjoining sidewalks.

        14. Lessor reserves the right to change, amend or otherwise revise the Premises Standard rules and regulations as Lessor deems reasonable and necessary.

        15. SORTING AND SEPARATION OF REFUSE AND TRASH

               (a) Compliance by Lessee. Lessee covenants and agrees, at its sole cost and expense, to comply with all applicable present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Lessee shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse, and trash shall be placed in separate receptacles reasonably approved by Lessor. Such separate receptacles may, at Lessor's option, be removed from the Leased Premises in accordance with a collection schedule prescribed by law.

               (b) Lessor's Rights in Event of Noncompliance. Lessor reserves the right to refuse to collect or accept from Lessee any waste products, garbage, refuse, or trash that is not separated and sorted as required by law, and to require Lessee to arrange for such collection at Lessee's sole cost and expense, utilizing a contractor satisfactory to Lessor. Lessee shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Lessor or Lessee by reason of Lessee's failure to comply with the provisions of this Paragraph, and, at Lessee's sole cost and expense, shall indemnify, defend, and hold Lessor harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Lessor.

                                    EXHIBIT E
                       CLEANING/JANITORIAL SPECIFICATIONS
                               145 Huguenot Street
                             New Rochelle, New York

A.    GENERAL - DAILY (MONDAY THROUGH FRIDAY EXCEPT HOLIDAYS)

        1.      Common Area:

                a. Wash all entrance door and all adjacent glass (interior/exterior).

                b. Vacuum mats, sweep/mop floors, maintain walls, cigarette urns, interior surfaces of lobby, elevators, and corridors (including entry from parking lot).

                c.      Clean and wipe all water coolers.

                d. Lavatory floors swept and mopped; all basins, bowls, urinals, and toilet seats to be cleaned with disinfectant; all mirrors to be washed; and wash all tile walls, dividing partitions and doors.

                e. Empty and clean all waste receptacles; fill all dispensers with supplies (to be furnished by Lessor).

                f. Maintain all storage/janitor rooms in clean or orderly condition.

                g. Collect all rubbish and place in designated area for disposal.

        2.   Leased Premises:

                a.      Tile floors swept and dust mopped.

                b.      Dust all office furniture and furnishings.

                c.      Clean ashtrays and waste receptacles.

                d. Clean entrance doors, doorways and wall areas adjoining switches/outlets.

                e.      Vacuum all carpet as required.

                f. Collect all rubbish and place in designated area for disposal.

B.    SPECIAL - FREQUENCY AS NOTED

        1.      Common Area:

                a.      Tile floors swept and dust-mopped.

                b. Weekly, high dust all walls, partitions, doorways, moldings, HVAC louvres, and wall fixtures.

                c.      Weekly, low dust window sills and baseboards.

        2.      Leased Premises:

                a. Weekly, high dust all walls, partitions, doorways, moldings, HVAC louvers, wall hangings, and light fixtures.

                b.      Weekly, low dust all window sills and baseboards.

                c. Bi-annually, wash all perimeter windows, inside and outside.

                d. Annually, machine scrub all tile floors and apply high-gloss, no-skid, water- resistant polish.

                e.      Annually, hot water extract all carpeting.